UNITED STATES SECURITIES AND EXCHANGE COMMISSION
FORM 8-K (FIRST AMENDED) CURRENT REPORT

Filed with the U. S. Securities and Exchange Commission
Pursuant to the Registrant's Obligations under Section 13a-11 of the Securities Exchange Act of 1934

For the Period Ended: July 2, 2004

(Date of Earliest Transaction Associated with
Events Disclosed in this Report: July 2, 2004)

(Scheduled) Filing Date of this Report: July 12, 2007

CARTOON ACQUISITION, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-50411	20-0269287
(State of Incorporation)	(Commission File Number)	(Federal Employer I.D. No.)

None
(Street Address of Principal Executive Office)

Mailing Address:
c/o Hudson Companies Group Operations
Post Office Box 202
Wyoming, New York 14591-0202

(585) 495-6914
(Registrant’s Telephone Number Including Area Code)
Telecopier (585) 495-6914

Check the appropriate box below if this Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Form 8-K (First Amended) Current Report for Period Ended July 2, 2004, Page 1 of 6

INTRODUCTORY EXPLANATION.

     This is the first amendment to a current report filed on Form 8-K dated July 2, 2004 (the "First Amended Report") by Cartoon Acquisition, Inc., a United States corporation organized under the laws of the State of Delaware (the "Registrant"), with the U. S. Securities and Exchange Commission (the "Commission"), and is intended to provide further adequate disclosure relating to the dismissal of Berger Apple & Associates, Ltd., of Beachwood, Ohio, and certain events subsequent to Berger Apple's dismissal, the firm of which served as the Registrant's former principal certifying accountant.

     With the exception of the contents of any section, item, or exhibit to the contrary indicated, the Registrant considers the remaining information in this First Amended Report to be "filed" pursuant to Section 18 of the Securities Exchange Act of 1934.

SECTION 4 - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS.

ITEM 4.01. CHANGES TO REGISTRANT'S CERTIFYING ACCOUNTANT.

     On September 18, 2006, the Registrant received a comment letter from the Commission, the receipt of was previously reported to the public in a current report on Form 8-K dated June 12, 2007 by the Registrant. Among other items of concern to the Commission, was the fact the Registrant did not properly disclose Berger Apple's departure as the Registrant's principal certifying accountant on Form 8-K.

     On June 12, 2007, the Registrant replied to the Commission's comment letter (a recomposed version of which is annexed as an exhibit in the aforesaid Form 8-K report); whereby, the Registrant indicated that it disclosed Berger Apple's departure in a current report on Form 8-K, which was dated July 2, 2004. (Based on a review of the Registrant's books and records by its Board of Directors and Audit Committee, the information reported to the Commission in the original report is true, correct, and complete.)

     (The readers hereof should note: The Registrant did not intentionally report the conflicting information in a current report on Form 8-K, because the Registrant believed it was correctly following the Commission's procedures by reporting that information on, then, its periodic and annual reports in those periods applicable to the disclosure of this event.)

     However, subsequent to the date of that original current report on Form 8-K, the Registrant reported other, conflicting information regarding the effective date of Berger Apple's departure in a number of other certain periodic and annual reports. (The Registrant is providing a table below, which sets forth each report in which Berger Apple was mentioned.)

     To aid the Commission and the public in their respective further reviews of this matter, the Registrant is furnishing the following table, which sets forth all of the Registrant's reports to-date that mention Berger Apple, as follows:

Page
Description of Entry	Report Accession No.	No.

Form 8-K (First Amended) Current Report for Period Ended July 2, 2004, Page 2 of 6

Form 10-QSB Quarterly Report
September 30, 2004
Item 4. Submission of Matters to a					13, 14,
Vote of Security Holders.				0001294447-05-000010	15

(First Amended) Form 10-QSB
September 30, 2004
Item 4. Submission of Matters to a					14, 15,
Vote of Security Holders.				0001294447-05-000015	16, 17

Form 10-KSB Annual Report
December 31, 2004
Item 4. Submission of Matters to a
Vote of Security Holders.
Item	8. Changes	in	and
Disagreements with Accountants
on Accounting and Financial
Disclosure.					6, 17,
				0001294447-06-000004	18, 23
Form 10-QSB Quarterly Report
June 30, 2005
Item 4. Information Required by					21, 22,
Items of Schedule 14A.					23, 33,
Item 5. Changes in Registrant's					34, 35,
Certifying Accountant.				0001294447-06-000012	39

(First Amended) Form 10-QSB
Quarterly Report
June 30, 2005
Item 4. Information Required by					21, 22,
Items of Schedule 14A.					23, 33,
Item 5. Changes in Registrant's					34, 35,
Certifying Accountant.				0001294447-06-000014	39

Form 8-K Current Report
Dated June 12, 2007
Item 8.01.A				0001351458-07-000014	4

Form 8-K Current Report
Dated June 12, 2007
Exhibit 99.1				0001351458-07-000014	1, 2

Form 8-K Current Report
Dated June 12, 2007					2, 7, 8,
Exhibit 99.2				0001351458-07-000014	10, 11

Form 8-K (First Amended) Current Report for Period Ended July 2, 2004, Page 3 of 6

Form 8-K/A Amended
Current Report
Dated September 8, 2006		2, 7, 8,
Exhibit 99.2	0001351458-07-000015	10, 11

     The Registrant reported a change in its control, which became effective on January 25, 2005. As the result of that change in control, the Registrant's new principal shareholder, who was also elected and appointed to serve as the Registrant's sole officer and sole director, claimed that the Registrant was not in possession of the original letter of resignation from Berger Apple. Consequently, the Registrant requested Berger Apple to provide it with (as it turns out, another) letter of resignation. However, the second letter of resignation (which is annexed as Exhibit 99.1 hereto and incorporated herein by reference thereto) states that Berger Apple resigned as the Registrant's certifying accountant effective January 1, 2004; thus, the information the Registration provided to the Commission on Form 8-K, dated July 8, 2004, contradicts the other information contained in the letter that the Registrant is providing herewith.

     It is the further opinion of the Registrant's principal executive officer, this contradictory information is attributable to (1) Berger Apple's not having performed any accountancy services for the Registrant from the date of its registration statement on Form 10-SB, (2) the Registrant's new principal executive officer did not have full and complete original records of the Registrant by which to formulate his decision by asking Berger Apple to deliver a copy of its original letter of resignation, and (3) by the fact that Berger Apple - regardless of the actual date of its resignation - did not perform any work or services for the Registrant from the date that firm prepared the statements of financial condition, which were delivered together with the Registrant's Registration Statement on Form 10-SB.

     Specifically, to that extent, although the Commission and the public may perceive contradictory thoughts resulting from the irregularities associated with the two Berger Apple letters of resignation discussed herein, from the perspective of the principal executive officer of the Registrant, Berger Apple's service to the Registrant, nevertheless, was completed on September 30, 2003.

     In conclusion, it is the final determination of the Registrant's Board of Directors in the matter of Berger Apple's resignation that the Registrant will accept as official the first letter of resignation from Berger Apple and its subsequent comments to the Commission, which comment letter was dated July 6, 2004.

     (The readers hereof should note: Because this First Amended Report is being filed to clarify certain inconsistencies with events that were previously reported to the Commission, no notice to Berger Apple by the Registrant under Item 304(a)(3) is required. However, as a courtesy to Berger Apple, the Registrant is mailing a copy of this First Amended Report to it on the date this Report is filed with the Commission. Of course, should Berger Apple offer any comments in this regard, the Registrant will disclose such comments, if any, to the Commission and to the public.)

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS.

Form 8-K (First Amended) Current Report for Period Ended July 2, 2004, Page 4 of 6

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

D. Exhibits.

      The following exhibits are deemed "filed" by the Registrant.

     Unless to the contrary indicated elsewhere in this First Amended Report, each of the following exhibits is made a part of this First Amended Report by its annexation hereto:

Exhibit No.	Description of Exhibit
99.1	(Facsimile of) Berger Apple's Resignation dated June 15, 2005
99.2	(Reproduction of) Berger Apple's Letter to the Commission dated July 6, 2004

FURTHER UNDERTAKINGS.

     The Registrant, for the events that occurred for the period stated hereon, further agrees (a) to timely file an amendment or amendments that reflect a change or changes in the facts or events that, individually or collectively, represent a fundamental change in the information contained in this First Amended Report for the period in question, and (b) to include any other information that may be pertinent to the events described in this First Amended Report and obtained by the Registrant on a date beyond the date of this First Amended Report.

AVAILABLE INFORMATION.

     The Registrant is subject to the reporting requirements of section 13(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and, in accordance therewith, is obligated to file quarterly, periodic, annual, and transitional reports, and other information with the Commission, and is obligated to deliver copies of certain reports and filings by mail to its shareholders and to certain other parties, as required by U. S. Federal securities rules and regulations. The public may view, read, or make copies of all the Registrant's existing reports, proxy statements, and other documents filed with the Commission at the Commission's Public Reference Room, which is located at 100 F Street, Northeast, Washington, D. C. 20549. Copies of said materials may also be obtained at from the Commission's Web site, the address of which is http://www.sec.gov, or by telephoning the Commission at 1-800-SEC-0330.

     The Registrant shall permit its shareholders to ask questions of, and receive answers from, the Registrant concerning any aspect of the information contained in this First Amended Report, and, if necessary, to obtain additional information, to the extent the Registrant possesses such information or to the extent the Registrant can acquire such information without unreasonable effort or unreasonable expense. The Registrant requests that its shareholders contact it by mail, to its mailing address, which is listed on the cover of this First Amended Report. As of the date of this First Amended Report, the Registrant does not operate a website.

Form 8-K (First Amended) Current Report for Period Ended July 2, 2004, Page 5 of 6

Notice: Intentional Misstatements or Omissions of Fact Constitute (U. S.) Federal criminal violations under 18 U. S. C. 1001.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this First Amended Report to be signed on its behalf by the undersigned hereunto duly authorized.

DATED: July 12, 2007

By Order of the Board of Directors of Cartoon Acquisition, Inc., the Registrant:

This Report Does Not Require Certifications by the Registrant's Principal Executive Officer and Principal Financial Officer.

Form 8-K (First Amended) Current Report for Period Ended July 2, 2004, Page 6 of 6